EXHIBIT 99.1




STEELCLOUD
transforming technology into results


1306 Squire Court, Dulles, VA 20166, 703-450-0400, FAX 703-450-0406

FOR INVESTOR OR MARKETING INFORMATION CONTACT: WILLIAM D. HUGHES AT 703-450-0400, EXT. 5124
FOR FINANCIAL INFORMATION PLEASE ACCESS OUR WEB SITE AT WWW.STEELCLOUD.COM.

PRESS RELEASE
For Immediate Distribution

                STEELCLOUD ANNOUNCES FISCAL THIRD QUARTER RESULTS

Dulles, VA (September 14, 2004) - SteelCloud Inc. (Nasdaq: SCLD), today announced financial results for its 2004 fiscal third quarter, which ended July 31, 2004. Revenues for the quarter were $6,600,296 compared to $8,156,414 million in fiscal third quarter 2003. Revenues increased by $808,532 compared to fiscal second quarter 2004. The Company recorded a net third quarter loss of $1,076,927 compared to net earnings of $10,308 in the previous fiscal year third quarter. Net loss per share was $.08 in fiscal third quarter 2004 compared to earnings of $.01 per share in the previous fiscal year third quarter.

"Although Q3 revenues were up modestly from Q2, our fiscal year-to-date results are disappointing," said Thomas P. Dunne, SteelCloud Chairman and CEO. "Third quarter gross profits were adversely affected by new contract start-up costs. On the positive side, however, recent fourth quarter order activity has increased our working backlog by 50% - from $14 million at the beginning of the quarter to $21 million - not including additional contract options for six million dollars, which will bring total backlog to $27 million. New order activity has been driven by several factors... economic turnaround, innovative engineering and recent ISO 9001 certification. Starting in the fourth quarter the company will experience growth in revenues, margins, and profitability. I am optimistic about our current business model and future prospects."




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Fiscal Year 2004, Q3 highlights:

|X|   SteelCloud ended FY Q3 with over $14 million in backlog.

|X| The Company ended the quarter with just under $10 million in working capital and approximately $6,363,433 in cash.

|X| Microsoft successfully deployed twenty-three of their thirty-three SteelCloud IDS appliances in their Security Network Operations Center at Microsoft's Worldwide Partner Conference in Toronto, Canada on July 11-13.
|X| Steelcloud continued R&D investments in its proprietary software at the Company's Fort Lauderdale, Florida facility. |X| Steelcloud announced, demonstrated and made first customer deliveries of the Company's new Secure Content Manager Security Platform.

As previously announced, the Company will also hold a telephone conference call at 11:00 a.m. EDT on Tuesday, September 14, 2004 to discuss the release. Thomas
P. Dunne, SteelCloud Chairman and Chief Executive Officer, will host the call. For investors interested in joining the telephone conference call, please dial 1-800-566-2250; for international calls dial 1-312-461-9313 and reference SteelCloud. A recording of the earnings will be available until 11:59 PM, September 24, 2004 and will be accessible by dialing 1-800-839-6713 and keying in 6615624.

ABOUT STEELCLOUD

SteelCloud is a leading provider of network security products, custom integration services and professional IT services. The ISO 9001:2000 certified company develops security and server solutions in collaboration with some of the world's premiere software and technology companies. With a 17-year history of delivering sophisticated IT solutions to major corporate and public sector enterprises, the company has won numerous awards for technical excellence and customer services. SteelCloud's comprehensive engineering, product development, and support infrastructure provides a unique capability for rapidly developing cost effective, high performance network and security solutions. SteelCloud can be reached at 703-450-0400. Additional information is available at www.steelcloud.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING ARE FORWARD LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT ARE NOT NECESSARILY THE MOST LIKELY AND MAY NOT MATERIALIZE. IN ADDITION, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND THE AMOUNT OF GROWTH IN THE COMPUTER INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS; ABILITY TO ATTRACT AND RETAIN PERSONNEL, INCLUDING KEY SALES AND MANAGEMENT PERSONNEL; THE PRICE OF THE COMPANY'S STOCK; AND THE RISK FACTORS SET FORTH FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING BUT NOT LIMITED TO ITS ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORMS 10-Q; AND ANY REPORTS ON FORM 8K. STEELCLOUD TAKES NO OBLIGATION TO UPDATE OR CORRECT FORWARD-LOOKING STATEMENTS.

                                       ###


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STEELCLOUD, INC.
CONSOLIDATED BALANCE SHEET

                                                                              OCTOBER 31,      JULY 31,
                                                                                 2003           2004
                                                                             ------------    ------------
                                        ASSETS                                                (UNAUDITED)
Current assets
   Cash and cash equivalents                                                 $  8,098,221    $  6,363,433
   Accounts receivable, net of allowance for doubtful accounts of
     $293,000 and $13,428 as of October 31, 2003 and July 31, 2004,
     respectively                                                               5,332,549       4,229,654
   Inventory, net                                                               2,880,944       2,965,217
   Prepaid expenses and other current assets                                      239,812         420,214
   Deferred contract costs                                                          7,053         209,487
                                                                             ------------    ------------
Total current assets                                                           16,558,579      14,188,005

   Property and equipment, net                                                    477,111         371,421
   Equipment on lease, net                                                        335,935         393,331
   Goodwill and other intangible assets, net                                    1,778,059       4,715,883
   Deferred tax asset - long term                                                 400,000         400,000
   Other assets                                                                   211,155         216,755
                                                                             ------------    ------------

Total assets                                                                 $ 19,760,839    $ 20,285,395
                                                                             ============    ============

                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable                                                         $  3,202,195    $  2,781,409
    Accrued expenses                                                            1,369,145       1,438,543
    Notes payable, current                                                         96,133          70,711
    Unearned revenue                                                              293,363         552,539
                                                                             ------------    ------------
Total current liabilities                                                       4,960,836       4,843,202

    Note payable, long-term                                                        59,952         138,625
    Other liabilities                                                               6,415            --
                                                                             ------------    ------------
Total long-term liabilities                                                        66,367         138,625

Stockholders' equity
     Common stock, $.001 par value: 50,000,000 shares authorized,
      13,008,553 and 14,181,573 shares issued at October 31, 2003 and July
      31, 2004, respectively                                                       13,009          14,182
    Additional paid in capital                                                 47,307,036      50,874,750
    Treasury stock, 400,000 shares at October 31, 2003 and July 31, 2004,
      respectively                                                             (3,432,500)     (3,432,500)
    Accumulated deficit                                                       (29,153,909)    (32,152,864)
                                                                             ------------    ------------
Total stockholders' equity                                                     14,733,636      15,303,568
                                                                             ------------    ------------

Total liabilities and stockholders' equity                                   $ 19,760,839    $ 20,285,395
                                                                             ============    ============

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STEELCLOUD, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)


                                                      THREE MONTHS ENDED               NINE MONTHS ENDED
                                                           JULY 31,                         JULY 31,
                                                     2003            2004            2003            2004
                                                 ------------    ------------    ------------    ------------
Revenues
    Products                                     $  7,282,146    $  5,566,452    $ 21,612,075    $ 13,498,126
    Services                                          874,268       1,033,844       2,399,783       3,057,631
                                                 ------------    ------------    ------------    ------------
Total revenues                                      8,156,414       6,600,296      24,011,858      16,555,757
                                                 ------------    ------------    ------------    ------------

Cost of revenues
    Products                                        5,889,206       4,844,877      17,143,705      10,985,035
    Services                                          609,277         615,674       1,829,877       1,901,651
                                                 ------------    ------------    ------------    ------------
Total cost of revenues                              6,498,483       5,460,551      18,973,582      12,886,686
                                                 ------------    ------------    ------------    ------------

Gross profit                                        1,657,931       1,139,745       5,038,276       3,669,071

Selling and marketing                                 292,626         646,786         927,575       1,631,601
Research and product development                      186,140         161,694         296,735         437,111
General and administrative                          1,139,723       1,367,304       3,515,543       4,570,071
Amortization of intangibles                              --            51,933            --            51,933
                                                 ------------    ------------    ------------    ------------

Income (loss)from continuing operations                39,442      (1,087,972)        298,423      (3,021,645)
Interest (income) expense, net                           (937)        (11,045)         12,802         (22,690)
                                                 ------------    ------------    ------------    ------------

Net income (loss) from continuing operations       (1,076,927)
                                                                       40,379         285,621      (2,998,955)
Loss from discontinued operations                     (30,071)           --           (86,526)           --
                                                 ------------    ------------    ------------    ------------
Net income (loss)                                $     10,308    $ (1,076,927)   $    199,095    $ (2,998,955)
                                                 ============    ============    ============    ============

Earnings (loss) per share (basic and diluted):
 Earnings (loss) from continuing operations      $       0.01    $      (0.08)   $       0.03    $      (0.22)
 Discontinued operations                                 --              --             (0.01)           --
                                                 ------------    ------------    ------------    ------------
 Net earnings (loss) per share                   $       0.01    $      (0.08)   $       0.02    $      (0.22)
                                                 ============    ============    ============    ============


Weighted-average shares outstanding, basic
                                                   10,164,928      13,646,284      10,078,815      13,447,135
Weighted-average shares outstanding, diluted
                                                   11,014,984      13,646,284      10,577,491      13,447,135


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